UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      JANUARY 6, 2005 (DECEMBER 31, 2004)



                              NBC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                  333-48225                 47-0793347
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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     SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              Effective January 1, 2005, NBC Acquisition Corp.'s wholly owned subsidiary, Nebraska Book Company, Inc. ("Nebraska Book"), entered into a series of agreements with NBC Textbooks LLC, a new wholly owned subsidiary of Nebraska Book ("Textbooks"), through which Nebraska Book transferred its wholesale textbook operations to Textbooks.

              In connection with the aforementioned transfer, Textbooks entered into a Supplemental Indenture, dated as of December 31, 2004, by and among Textbooks, Nebraska Book, each other then existing Subsidiary Guarantor under that Indenture, dated as of March 4, 2004, by and among Nebraska Book, the Subsidiary Guarantors Parties thereto and BNY Midwest Trust Company, as Trustee (the "Indenture"), and the Trustee, whereby Textbooks agreed to guarantee all of Nebraska Book's payment obligations under the Indenture.

              In connection with the formation of Textbooks and the subsequent aforementioned transfer, Textbooks also entered into an Assumption Agreement, dated as of December 31, 2004, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the banks and other financial institutions parties to that Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, as amended by the First Amendment, dated as of August 6, 2004, and as further amended by the Second Amendment, dated as of October 20, 2004 (as so amended, the "Credit Agreement"), by and among NBC Holdings Corp., NBC Acquisition Corp., Nebraska Book, the Lenders and the Administrative Agent, pursuant to which Textbooks became a party to the Guarantee and Collateral Agreement (as defined in the Credit Agreement) and thereby (i) guaranteed the payment and performance of all of Nebraska Book's obligations under the Credit Agreement and related loan documents and (ii) granted a security interest in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in all or substantially all of its present and after acquired personal property as collateral security for the payment and performance of all of Nebraska Book's obligations under the Credit Agreement and related loan documents.

     SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                  10.1 Supplemental Indenture, dated as of December 31, 2004, by and among Textbooks, Nebraska Book, each other then existing Subsidiary Guarantor under the Indenture, and the Trustee.

                  10.2 Assumption Agreement, dated as of December 31, 2004, made by Textbooks, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the banks and other financial institutions parties to the Credit Agreement.

                      .



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NBC ACQUISITION CORP.



     Date:  January 6, 2005                   /s/  Alan G. Siemek
                                              ----------------------------------
                                              Alan G. Siemek
                                              Vice President and Treasurer
                                              (Principal Financial and
                                              Accounting Officer)






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